UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2008

INLAND REAL ESTATE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The information contained in Item 7.01 of this amended Current Report on Form 8-K is hereby incorporated herein by reference into this Item 2.02.

Item 7.01.  Regulation FD Disclosure.

On May 6, 2008, Inland Real Estate Corporation (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2008.  Corrected pages from the supplemental financial information for the three months ended March 31, 2008 referenced in the press release is furnished as Exhibit 99.1 to this amended Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 2.02 and Item 7.01 disclosure.

The Company has revised certain pages of exhibit 99.2 incorporated into the Current Report on Form 8-K that it filed earlier today.  Exhibit 99.1 to this amended Current Report on Form 8-K reflects a correction to the Net Operating Income table on page 11, to properly reflect the Same Store Net Operating Income and the Same Store NOI Percentage Decrease Over Prior Year Period.  The original table contained incorrect information and did not accurately reflect the actual results as reported on page 25.  Additionally, certain percentage calculations were corrected on the total Top Ten Retail Tenants disclosure on page 15.  The original table contained incorrect calculations of Percentage of Annual Base Rent.

The information in this Item 2.02 and Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  In addition, the information in this Item 2.02 and Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	Exhibit No.	Description

	99.1	Pages 11 and 15 of the Supplemental financial information of Inland Real Estate Corporation for the three months ended March 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	President and Chief Executive Officer

Date:  May 6, 2008

EXHIBIT INDEX

Exhibit No.

Description

1.1

Pages 11 and 15 of the Supplemental financial information of Inland Real Estate Corporation for the three months ended March 31, 2008